SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING         10/31/2007
FILE NUMBER 811 - 05426
SERIES NO.:     18


72DD 1 Total income dividends for which record date passed during the period.
       (000's Omitted)
       Class A                                                    $ 3,848
     2 Dividends for a second class of open-end company shares (000's Omitted)
       Class B                                                      $ 800
       Class C                                                      $ 461
       Class R                                                        $ 7
       Investor Class                                            $ 23,902
       Institutional Class                                          $ 781


73A.   Payments per share outstanding during the entire current period:
       (form nnn.nnnn)
     1 Dividends from net investment income
       Class A                                                     0.2073
     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
       Class B                                                     0.1143
       Class C                                                     0.1143
       Class R                                                     0.1725
       Investor class                                              0.2229
                        Institutional Class                        0.2565

74U. 1 Number of shares outstanding (000's Omitted)
       Class A                                                     16,641
     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Class B                                                      6,025
       Class C                                                      3,719
       Class R                                                         52
       Investor Class                                             103,216
       Institutional Class                                          3,748

74V. 1 Net asset value per share (to nearest cent)
       Class A                                                     $14.27
     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Class B                                                     $14.14
       Class C                                                     $14.12
       Class R                                                     $14.28
       Investor Class                                              $14.26
       Institutional Class                                         $14.26